UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 26, 2013

ZAYO GROUP, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-169979	26-201259
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301
(Address of Principal Executive Offices)

(303) 381-4683
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Fifth Amendment to Credit Agreement
As previously disclosed on a Current Report on Form 8-K filed by Zayo Group, LLC (the “Company”) with the Securities and Exchange Commission (“SEC”) on July 2, 2012, the Company entered into a revolving credit facility and a term loan facility pursuant to a credit agreement, dated July 2, 2012 (as previously amended prior to the Fifth Amendment (as defined below), the “Original Credit Agreement”). On November 26, 2013, the Company and Zayo Capital Inc. entered into a Fifth Amendment to the Original Credit Agreement (the “Fifth Amendment”). Per the terms of the Fifth Amendment, the Company’s $1.6 billion term loan was increased by $150 million to $1.75 billion and will bear interest at LIBOR plus 3.0 percent (the “Term Loan LIBOR Spread”) with a minimum LIBOR rate of 1.0 percent. The amended terms represent a downward adjustment of 50 basis points on the Term Loan LIBOR Spread from the Fourth Amendment to the Original Credit Agreement. The Company’s revolving credit facility will bear interest at LIBOR plus 2.75 percent (based on the Company’s current leverage ratio) (the “Revolving Loan LIBOR Spread”), which represents a downward adjustment of 25 basis points on the Revolving Loan LIBOR Spread from the Fourth Amendment to the Original Credit Agreement. In connection with the Fifth Amendment, the Company did not incur a re-pricing premium.
The foregoing description of the Fifth Amendment is qualified in its entirety by reference to the Fifth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 7.01. Regulation FD Disclosure
The Company issued a press release dated December 2, 2013 announcing the entrance into the Fifth Amendment for the add-on and repricing of the term facility and repricing of the revolving facility. A copy of the press release is attached hereto as Exhibit 99.1.
The information contained under Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
10.1*
Amendment No. 5 to Credit Agreement, dated as of November 26, 2013, between Zayo Group, LLC, Zayo Capital, Inc., Morgan Stanley Senior Funding, Inc., as term facility administrative agent, and SunTrust Bank, as revolving facility administrative agent, together the administrative agents, and the lenders party thereto.

99.1†	Press Release dated December 2, 2013.

*    Filed Herewith

†    The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAYO GROUP, LLC

By: /s/ Ken desGarennes
Name: Ken desGarennes
Title: Chief Financial Officer

DATED: December 2, 2013

EXHIBIT INDEX

Exhibit No.	Description
10.1*
Amendment No. 5 to Credit Agreement, dated as of November 26, 2013, between Zayo Group, LLC, Zayo Capital, Inc., Morgan Stanley Senior Funding, Inc., as term facility administrative agent, and SunTrust Bank, as revolving facility administrative agent, together the administrative agents, and the lenders party thereto.

99.1†	Press Release dated December 2, 2013.

*    Filed Herewith

†    The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.